SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported):  February 11, 2005

Centex Home Equity Loan Trust 2005-A,
Centex Home Loan Asset-Backed Certificates, Series 2005-A

CHEC FUNDING, LLC
(Exact name of registrant as specified in its charter)
Delaware	333-105322-03	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2728 North Harwood Street Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (214) 981-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

CHEC Funding, LLC, as depositor (the “Depositor”) registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-105322) (as amended, the “Registration Statement”).  Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2005-A to issue $924,880,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2005-A (the “Certificates”), on January 27, 2005 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of January 1, 2005 among the Depositor, Centex Home Equity Corporation, as a seller and servicer, Harwood Street Funding II, LLC as conduit seller and JPMorgan Chase Bank, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By: /s/ Jeffrey B. Upperman

Name: Jeffrey B. Upperman

Title: Vice President

Date:

February 11, 2005

Exhibit Index

Exhibit

4.1

Pooling and Servicing Agreement

EXHIBIT 4.1

MCKEE NELSON LLP
5 Times Square, 35th Floor
New York, New York  10036
Telephone:  (212) 777-4200
Facsimile:  (212) 777-4299

February 10, 2005

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:

Centex Home Equity Loan Trust 2005-A

Centex Home Loan Asset-Backed Certificates, Series 2005-A

Ladies and Gentlemen:

On behalf of CHEC Funding, LLC (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.

Very truly yours,

/s/ Paul Cuccurullo

Paul Cuccurullo

Enclosure